Exhibit 3.49

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # LLC 6548.04

MAR 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

Articles Of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company

Mountain Falls, LLC

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Name: Goold, Patterson, Ales, Roadhouse & Day, Chtd.

Physical Street Address	City	State	Zip Code
4496 South Pecos Road	Las Vegas	NEVADA	89121
Additional Mailing Address	City	State	Zip Code

3. Dissolution Date: (OPTIONAL-see instructions)

Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management. (check one)

Company shall be managed by ☐ Manager(s) OR ☒ Members

5. Names Addresses, of Manager(s) or Members: (attach additional pages as necessary)

Name: William Lyon Homes, Inc.

Address	City	State	Zip Code
500 Pilot Road, Suite G	Las Vegas	Nevada	89119

Name:

Address	City	State	Zip Code

Name:

Address	City	State	Zip Code

6. Names, Addresses and Signatures of Organizers (if more than one organizer attach additional page)

Name: Barry S. Goold

Signature: [signature]

Address	City	State	Zip Code
4496 South Pecos Road	Las Vegas	Nevada	89121

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named limited-liability company.

[signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Date: March 30, 2004

This form must be accompanied by appropriate fees. See attached fee schedule.

3/30/2004 2:12:11 PM $260.00 (L) 20040330-0604

Nevada Secretary of State Form LLC Arts 2003
Revised on 09/29/03

INITIAL LIST OF MANAGER OR MEMBERS AND RESIDENT AGENT OF FILE NUMBER

Mountain Falls, LLC

LLC006548-2004

(Name of Limited-Liability Company)

FOR THE FILING PERIOD OF March 2004 TO March 2005

The corporation’s duty appointed resident agent in the State of Nevada upon whom process can be served is:

Goold, Patterson, Ales, Roadhouse, & Day, Chtd.

4496 South Pecos Road

Las Vegas, Nevada 89121

CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important. Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all managers or members. A managers, or if none, a member of the company must sign the form. FORM WILL BE RETURNED IF UNSIGNED.

2. If there are additional managers or members, attach a list of them to this form.

3. Return the completed from with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following organization date.

4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.

5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (755) 684-5708.

6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

William Lyon Homes, Inc. MANAGER

MEMBER ADDRESS CITY ST ZIP

500 Pilot Road, Suite G

Las Vegas Nevada 89119

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MEMBER ADDRESS CITY ST ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239330, it s a category & felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Title: Vice President

Date: 6/02/04

X Signature of Manager or Managing Member

Nevada Secretary of State Form INITIAL LIET LLC 2003

Revised on: 09/24/03

FILED # 200

JUN - 8 2004

IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

ANNUAL LIST OF MANAGERS OR MEMBERS OF:

MOUNTAIN FALLS, LLC

FILE NUMBER

6548-2004

FOR THE PERIOD MAR 2005 TO 2006. DUE BY MAR 31, 2005.

The Limited-Liability Company's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 9924

GOOLD PATTERSON DEVORE ALES &
ROADHOUSE CHARTERED
4496 S PECOS RD
LAS VEGAS NV 89121

FOR OFFICE USE ONLY

FILED (DATE)

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20050083873-16
Filing Date and Time
03/07/2005 8:38 PM
Entity Number
LLC6548-2004

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all managers, or if none, its members. Last year's information has been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. A manager, or if none, a member of the company must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional managers or members, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 PENALTY: $75.00

NAME	TITLE(S) (Document will be rejected if Title not indicated)	P.O. BOX	ADDRESS	CITY	ST.	ZIP
WILLIAM LYON HOMES INC	☒ MANAGER ☐ MEMBER	~~MEMBER~~	500 PILOT RD STE G	LAS VEGAS	NV	89119
	☐ MANAGER ☐ MEMBER					
	☐ MANAGER ☐ MEMBER					
	☐ MANAGER ☐ MEMBER					
	☐ MANAGER ☐ MEMBER					

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. 1436.086

X Signature of Manager or Managing Member

Date 2/28/05

01CSSA2
(Rev 09/03)

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	**20050627927-00**
	Filing Date and Time **12/19/2005 7:06 AM**
	Entity Number **LLC6548-2004**

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

ABOVE SPACE IS FOR OFFICE USE ONLY

Mountain Falls, LLC
Name of Entity

LLC6548-2004
File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) ☒ Change of Resident Agent ☐ Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Goold, Patterson Devore Ales & Roadhouse, Chartered

Street No.: 4496 S. Pecos Rd.

City, State, Zip: Las Vegas, NV 89121

The resident agent and/or location of the registered office is changed to:

Resident Agent: David S. Lee

Street No.: 7670 W. Lake Mead Blvd., #250

City, State, Zip: Las Vegas, NV 89128

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature] SR. VICE PRESIDENT
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

11/17/05
Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State RA Change 2005
Revised on 10/17/05

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of	Document Number
Dean Heller	20060189949-88
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time: 03/27/2006 7:25 AM
	Entity Number: LLC6548-2004

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

ABOVE SPACE IS FOR OFFICE USE ONLY

MOUNTAIN FALLS, LLC — Name of Entity

LLC6548-2004 — File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: David S. Lee

Street No.: 7670 West Lake Mead, #250

City, State, Zip: Las Vegas, Nevada 89128

The resident agent and/or location of the registered office is changed to:

Resident Agent: GOOLD PATTERSON ALES & DAY, CHTD.

Street No.: 4496 South Pecos Road

City, State, Zip: Las Vegas, Nevada 89121

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature]
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

3/23/06
Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State RA Change 2003
Revised on 10/17/05